FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 15, 2004

Flag Financial Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-24532	58-209417

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3475 Piedmont Road, Suite 550, Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(404) 760-7700

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On April 15, 2004, Flag Financial Corporation issued a press release reporting its first quarter 2004 results of operations. A copy of the press release is attached as an exhibit to this report.

Item 7.	Exhibits

(c)	Exhibits

No.	Description

99.1	Press Release dated April 15, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2004	FLAG FINANCIAL CORPORATION

By:	/s/ J. Daniel Speight

J. Daniel Speight
Vice Chairman, Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description

99.1	Press Release dated April 15, 2004.